SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: May 20, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      NORWEST ASSET SECURITIES CORPORATION
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       DELAWARE                                      52-1972128
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(State of Incorporation)                  (I.R.S. Employer Identification No.)


7485 New Horizon Way
FREDERICK, MARYLAND                                        21703
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Address of principal executive offices                         (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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     (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.       OTHER EVENTS

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated ("PaineWebber") which are hereby filed pursuant to such letter.




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


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

Item 601(a)
of Regulation S-K
EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------
      (99)                                  Computational  Materials prepared by
                                            Lehman  Brothers  Inc. in connection
                                            with   Norwest   Asset    Securities
                                            Corporation,  Mortgage  Pass-Through
                                            Certificates, Series 1999-17

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST ASSET SECURITIES CORPORATION


May 20, 1999

                                   By: /S/ ALAN S. MCKENNEY
                                       ------------------------
                                          Alan S. McKenney
                                          Vice President




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


                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
EXHIBIT NO.              DESCRIPTION                             ELECTRONIC
-----------              -----------                             ----------

   (99)                  Computational  Materials prepared            P
                         by  Lehman   Brothers   Inc.   in
                         connection   with  Norwest  Asset
                         Securities Corporation,  Mortgage
                         Pass-Through Certificates, Series
                         1999-17.




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